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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our reports, dated February 17, 2004, in the Registration Statement on Form S-1 and related Prospectus of Direct General Corporation dated March 4, 2004

                                                  /s/ ERNST & YOUNG LLP

Nashville, Tennessee
March 4, 2004